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                                                                   EXHIBIT 10.73

                                     SUMMARY

         Office and Switch Lease between STAR Telecommunications Deutschland GmbH ("STAR GmbH") and Comptoir Genevois Immobilier, 1211 Geneva, Switzerland, for property located at 10 Chemin du Chateau-Bloch, 1219 Le Lignon, Geneva, Switzerland. The lease term begins on June 1, 1999 and ends on May 30, 2004. STAR GmbH incurs rental charges of approximately 22,463 CHF per month and approximately 865 CHF per month in additional expenses. The leased property is approximately 5,578 square feet.

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                               LOCAUX COMMERCIAUX

                                  BAIL A LOYER


                                  CONVENU ENTRE

Bailleu: MONSIEUR LUC PERRET, P.A. ROUTE DU BOIS-DE-BAY 38, 1242 SATIGNY propiertarie de I'mmeuble CHEMIN DU CHATEAU-BLOCH 10, 1219 LE LIGNON

represente par:  LE COMPTOIR GENEVOIS IMMOBILIER, COURS DO RIVE 7, A GENEVE

Locataire: STAR TELECOM S.A.R.L.
           actuellement domiciliee RUE DU RHONE 14, 1204 GENEVE

Objet de la location:  LOCAUX DO 1700 M2 ENVIRON, SELON PLAN NO 068 DU
                       24.02.1999 annexe, ua 1ER ETAGE DE L'IMMEUBLE SIS CHEMIN DU CHATEAU-BLOCH 10,1219 LE LIGNON

Les mentiones de surface n'ont qu'un caractere indicatif, les eventuelles differences constatees n'entrainerorr aucune modification du loyer.

Destination des locaux:  ACTIVITES LIEES AUX TELECOMMUNICATIONS.

Dependances: AUCUNE.

Duree du ball:  CINQ ANS

Debut: 1ER JUIN 1999                          Fin:  30 MAI 2004

LE LOYER EST INDEXE A L'INDICE SUISSE DES PRIX A LA CONSOMMATION (DUREE
MINIMALE: 5 ANS)

         Le loyer annuel de Fr. 269'556.-- est repute adapte a l'indice officiel suisse des prix a la consommation au jour de la signature du bail, soit: 144.50 points (base decembre 1982 = 100)

         Sans pouvoir etre inferieur, le loyer peut en cours de bail et sans denonciation preable de ce dernier, etre modifie proportionnellerment a la variation de l'indice officiel suisse des prix a la consommation, moyennant un preavis ecrit d'un mois au moins. II ne peut

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         toutefois etre procede a l'adaptation du loyer qu'une fois par periode do 12 mais

         Le loyer ne peut etre indexe que si la reference est `iindice suisse des prix a la consommation et si la duree du bail ou celle de son renouvellement en cours est egale ou superieure a 5 ans.

         RENOUVELLEMENT ET RESILIATION

         SIX MOIS (six mois au minimum) au moins avant la fin du bail, les parties diovent s'avertir pr ecrit de leurs intentions au sujet de sa resiliatian ou de son renouvellement; lour silence a cet egard sert d'acquiescement a sa continuation pour une duree do cinq annees (minimum 4 mois), toutes les conditions du bail restant en vigueur, et ainsi de suite annee(s) (biffez les mentions qui ne conviennent pas).

         CHAUFFAGE / EAU CHAUDE / CLIMATISATION

         En cauverture des frais de chauffage, eau chade et climatisation, le locataire s'engage a verser une somme annuelle divisible et payable aux memes termes et conditions que le loyer a titre: - d'acompte provisionnel, soit Frs. 10'380.--

         GARANTIE DU LOYER

         Pour garantir l'execution des obligations qu'il contracte en verti du present bail et de ses renouvellements, le locataire fournit au bailleuir a la signature du contrat une garantie bancaire de FR. 67389.-, conformement a l'article 2 des conditions generales pour locaux commerciaux. Cette derniere devra etre ecclusivement fournie par un etablissement bancaire de la place.

                           DISPOSITIONS PARTICULIERES

         LES clauses DU CONTRAT PRINCIPAL ET DES CONDITIONS GENERALES POUR locaux COMMERCIAUX QUI SERAIENT EVENTUELLEMENT CONTRAIRES AUX DISPOSITIONS PARTICULIERES CI-DESSOUS SONT SANS OBJET.

         ART. 1  TRAVAUX A CHRGE DU LOCATAIRE:
                 Le locataire prendra a charge l'ensemble des travaux figurant d'une part, sur la document intitule "offre forfaitaire de la zone technique", etabli par la bureau Daniel BOTTGE en date du 8 mars 1999 (annexe 3), chiffre a un montant TTC de Fr. 1'243'000.--, ainsi que ceux figurant sur le document intitule "offre forfaitaire de la zone bureaux" du bureau Daniel BOTTGE en date du 8 mars 1999 (annexe 4) pour un montant TTC de Fr. 307'000.-- soit un montant total do travaux estime a Fr. 1;550;000.-- TTC (un million cinq cent cinquante mille francs).

         ART. 2  GARANTIE TRAVAUX:

                 Le locataire faurnira au baileur avant le debut des travuax une garantie bancaire dort le montant sera egal au cout total des travaux, soit Fr. 1'550'000.-- (un million cinq cent cinquante mille francs). Cette garantie bancaire emise par une banque de premier ordre, garantira au bailleur le paiement par ladite bangue, de tous les frais mentionnes ci-dessus. Elle s'eteindra lorsque les travaux auront ete termines, leur reception definitive effectuee par le bureau Daniel BOTTGE et l'ensemble des factures integralement payees. II est egalement canvenu qu'en derogation de l'article 20, alinea 4 des Conditions

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                 generales pour locaux commerciaux, tous les travaux realises par le locataire sort reputes etre amortis sur la duree initiuale du bail et ne donneront par consequent drot a aucune indemnite ou participation du bailfeur, ceci quelle que soit la date a laquelle les locaux seront restitues. La locataire garantit par ailleurs le bailleur qu'aucune hypothegue legale ne sera revendiquee pour les travaux qu'il aura effextues et s'engage le cas echeant, a les faire radier immediatement, a ses frais et sans reserve en cas d'inscription.

         ART. 3  EXPLOTATION DES LOCAUS::

                 Le locataire est rendu expressement attentif au fact que l'obtention de tottes les autorisations necessaries quant a l'affection envisagee dans les locaux objet du present contrat, octroyees par les autorites campetentes en la maitere, de meme que la conclusion des assurances indispensables a ladite exploitation, sont de san ressort exclusif, afin de demeurer en taut temps en parfait accord avec la legislation en vigeur.

         ART. 4  ASSURANCE BRIS DE GLACE:

                 En complement de l'article 25, alinea c) des Conditions generales pour locaux commerciaux, il est precise que le locataire devra egalement s'assurer contre le bris de glace.

         ART. 5  ACCES AUX LOCAUX:

                 Le locataire conservera au bailleur un libre acces aux locaux, en particulier aux gaines techniques, ceci pour permettre la realisation des travaux d'amenagement des surfaces restant a louer dans l'immeuble.

         ART. 6  OPTION:

                 Le locataire est mis au benefice d'une option jusqu'au 31 decembre 1999 surr la surface actuellement vacante de 593 m2 au 2(eme) etage de l'immeuble. Le locataire beneficiera d'un mois pour exercer cette option des qu'il aura conaissance d'un tiers interesse a la location de la surface en question.

Fait a Geneve en 2 exemplaires, le 8 mars 1999.


Le locataire:                                        Le bailleur:
STAR TELECOM S.A.R.L.                                COMPTOIR GENEVOIS IMMOBILE

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                                     AVENANT
                    AU CONTRAT DE BAIL A LOYER DU 8 MARS 1999

1/2
                                  CONVENU ENTRE

MONSIEUR LUC PERRET, proprietaire de I'immeuble sis chemin du Chateau-Bloch 10,
         1219 Le Lignon, represente par le COMPTOIR GENEVOIS IMMOBILE,

                                                                     d'une part,

                                       St

STAR TELECOM S.A.R.L., actuellement domiciliee rue du Rhone 14. 1204 Geneve,

                                                                   d'autre part,

         ART. 1   TRAVAUX A CHARGE DU LOCATAIRE:

         Compte tenu des recentes discussions intervenues entre le locataire et le bureau d'Architecte Daniel BOTTGE. Il est precise que le locataire prendra a charge l'ensemble des travaux, figurant sur les deux nouvelles offres forfaitaire, datees du 19 mars 1999 (en lieux et place du 8 mars 1999), respectivernent "l'offre forfaitaire de la zone technique" (annexe 3) pour un montant TTC de Fr. 95O'837.5O, ansi que "l'offre forfaitaire de la zone bureaux" (annexe 4) POUR tin montant TTC de Fr. 374'162.50, soit un montant total de travaux estime a Fr. 1'325'000.--(un million trois cent vingt cinq mille francs).

         ART. 2 D'entente entre les parties, l'article 1 b) des dispositions particulieres du bail a loyor du 8 mars 1 999 est supprime.

         ART. 3   GARANTIE TRAVAUX:

         Comme convenu, le locataire fournira au bailleur avant le debut des travaux, une garantie bancaire dont le montant sera egal au cout total des travaux, laquelle estt donc, compte tenu de ce qui precede, fixee a Fr. 1'325'000.-- (un million trois cent vingt cinq mille francs).

         ART. 4  RESTITUTION DES LOCAUX:

         II est d'ores et deja convenu qu'en cas de restitution des locaux, le locataire n'aura pas a les remettre dans leur etat initial, exception faite bien entendu des equipements techniques qui lui sont propres et qui devront etre evacuees.

         ART. 5 Toutes les autres clauses et conditions du contrat de bail du 8 ars 1999 demeurent sans chanqemnt.

Fait et signe en deux exemplaries, a Geneve le 13 avril 1999.


Le locataire:                                                 Le bailleur:
STAR TELECOM S.A.R.L.                                COMPTOIR GENEVOIS IMMOBILE